Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

(In thousands, except per share data)		2016	2015				1st Quarter

		First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	‘16 vs. ‘15 Change

Interest income	$	249,323	242,814	238,093	233,654	231,401	7.7%
Interest expense		31,130	30,194	30,303	30,010	28,138	10.6

Net interest income		218,193	212,620	207,790	203,644	203,263	7.3
Provision for loan losses		9,377	5,021	2,956	6,636	4,397	113.3

Net interest income after provision for loan losses		208,816	207,599	204,834	197,008	198,866	5.0

Non-interest income:
Service charges on deposit accounts		19,710	20,522	20,692	19,795	19,133	3.0
Fiduciary and asset management fees		11,274	11,206	11,308	11,843	11,571	(2.6)
Brokerage revenue		6,483	6,877	6,946	6,782	7,251	(10.6)
Mortgage banking income		5,484	4,136	5,965	7,511	6,484	(15.4)
Bankcard fees		8,372	8,262	8,334	8,499	8,077	3.7
Investment securities gains, net		67	58	-	1,985	725	(90.8)
Other fee income		4,804	5,798	5,521	4,605	5,246	(8.4)
Other non-interest income		6,953	9,316	8,293	7,812	7,367	(5.6)

Total non-interest income		63,147	66,175	67,059	68,832	65,854	(4.1)

Non-interest expense:
Salaries and other personnel expense		101,358	95,524	94,341	94,565	96,488	5.0
Net occupancy and equipment expense		26,577	27,816	26,937	26,541	26,172	1.5
Third-party processing expense		11,116	10,993	10,844	10,672	10,343	7.5
FDIC insurance and other regulatory fees		6,719	6,776	6,591	6,767	6,957	(3.4)
Professional fees		6,369	8,265	6,371	6,417	5,594	13.9
Advertising expense		2,410	3,680	5,488	2,865	3,443	(30.0)
Foreclosed real estate expense, net		2,684	4,454	4,503	4,351	9,496	(71.7)
Visa indemnification charges		360	371	363	354	375	(4.0)
Loss on early extinguishment of debt		4,735	1,533	-	-	-	nm
Litigation contingency/settlement expenses		2,700	710	-	4,400	-	nm
Restructuring charges, net		1,140	69	69	5	(107)	nm
Other operating expenses		22,065	22,842	22,400	20,869	20,147	9.5

Total non-interest expense		188,233	183,033	177,907	177,806	178,908	5.2

Income before income taxes		83,730	90,741	93,986	88,034	85,812	(2.4)
Income tax expense		31,199	32,343	36,058	32,242	31,849	(2.0)

Net income		52,531	58,398	57,928	55,792	53,963	(2.7)

Dividends on preferred stock		2,559	2,559	2,559	2,559	2,559	-

Net income available to common shareholders	$	49,972	55,839	55,369	53,233	51,404	(2.8)%

Net income per common share, basic	$	0.39	0.43	0.42	0.40	0.38	3.1%

Net income per common share, diluted		0.39	0.43	0.42	0.40	0.38	3.2

Cash dividends declared per common share		0.12	0.12	0.10	0.10	0.10	20.0

Return on average assets *		0.73%	0.81	0.81	0.80	0.80	(7) bps
Return on average common equity *		7.06	7.67	7.64	7.39	7.16	(10)

Weighted average common shares outstanding, basic		127,227	130,354	131,516	132,947	134,933	(5.7)%
Weighted average common shares outstanding, diluted		127,857	131,197	132,297	133,625	135,744	(5.8)

nm - not meaningful

bps - basis points

* - ratios are annualized

Synovus

BALANCE SHEET DATA	March 31, 2016	December 31, 2015	March 31, 2015
(Unaudited)

(In thousands, except share data)

ASSETS
Cash and cash equivalents	$352,060	367,092	429,338
Interest bearing funds with Federal Reserve Bank	908,527	829,887	1,263,886
Interest earning deposits with banks	21,686	17,387	6,871
Federal funds sold and securities purchased under resale agreements	76,300	69,819	80,772
Trading account assets, at fair value	4,801	5,097	20,002
Mortgage loans held for sale, at fair value	62,867	59,275	89,245
Investment securities available for sale, at fair value	3,582,244	3,587,818	3,130,041

Loans, net of deferred fees and costs	22,758,203	22,429,565	21,106,213
Allowance for loan losses	(254,516)	(252,496)	(253,371)

Loans, net	22,503,687	22,177,069	20,852,842

Premises and equipment, net	439,122	445,155	451,843
Goodwill	24,431	24,431	24,431
Other real estate	38,462	47,030	74,791
Deferred tax asset, net	464,242	511,948	589,190
Other assets	692,828	650,645	619,638

Total assets	$29,171,257	28,792,653	27,632,890

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$6,896,547	6,732,970	6,251,393
Interest bearing deposits, excluding brokered deposits	15,348,863	15,434,171	14,251,510
Brokered deposits	1,204,518	1,075,520	1,604,946

Total deposits	23,449,928	23,242,661	22,107,849

Federal funds purchased and securities sold under repurchase agreements	203,979	177,025	125,323
Long-term debt	2,360,865	2,186,893	2,188,875
Other liabilities	203,217	185,878	180,208

Total liabilities	26,217,989	25,792,457	24,602,255

Shareholders’ equity:

Series C Preferred Stock - no par value, 5,200,000 shares outstanding at March 31, 2016, December 31, 2015, and March 31, 2015	125,980	125,980	125,980

Common stock - $1.00 par value. 125,849,939 shares outstanding at March 31, 2016, 129,547,032 shares outstanding at December 31, 2015 and 133,929,630 shares outstanding at March 31, 2015	140,794	140,592	140,329

Additional paid-in capital	2,989,854	2,989,981	2,976,882

Treasury stock, at cost - 14,943,977 shares at March 31, 2016, 11,045,377 shares at December 31, 2015, and 6,399,177 shares at March 31, 2015	(512,496)	(401,511)	(261,402)

Accumulated other comprehensive loss, net	(740)	(29,819)	(3,651)

Retained earnings	209,876	174,973	52,497

Total shareholders’ equity	2,953,268	3,000,196	3,030,635

Total liabilities and shareholders’ equity	$29,171,257	28,792,653	27,632,890

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)

	2016		2015
	First Quarter		Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Interest Earning Assets
Taxable investment securities (2)	$	3,537,131	3,481,184	3,380,543	3,165,513	2,998,597
Yield		1.91%	1.85	1.76	1.79	1.85

Tax-exempt investment securities (2) (4)	$	4,091	4,352	4,509	4,595	4,967
Yield (taxable equivalent)		6.37%	6.16	6.21	6.15	6.21

Trading account assets	$	5,216	8,067	7,278	12,564	14,188
Yield		1.65%	2.24	1.84	3.72	3.02

Commercial loans (3) (4)	$	18,253,169	17,884,661	17,522,735	17,297,130	17,176,641
Yield		4.03%	3.97	3.99	4.01	4.06

Consumer loans (3)	$	4,334,817	4,233,061	4,105,639	3,986,151	3,929,188
Yield		4.37%	4.27	4.31	4.37	4.45

Allowance for loan losses	$	(258,097)	(252,049)	(256,102)	(254,177)	(257,167)

Loans, net (3)	$	22,329,889	21,865,673	21,372,272	21,029,104	20,848,662
Yield		4.15%	4.08	4.10	4.14	4.19

Mortgage loans held for sale	$	63,339	50,668	69,438	90,419	64,507
Yield		3.72%	3.84	3.82	3.39	3.92

Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$	885,939	1,081,604	1,380,686	1,590,114	1,123,250
Yield		0.47%	0.27	0.24	0.24	0.24

Federal Home Loan Bank and Federal Reserve Bank stock (5)	$	80,679	66,790	71,852	76,091	80,813
Yield		3.82%	5.08	4.71	4.57	3.90

Total interest earning assets	$	26,906,284	26,558,338	26,286,578	25,968,400	25,134,984
Yield		3.73%	3.63	3.60	3.61	3.73

Interest Bearing Liabilities

Interest bearing demand deposits	$	4,198,738	4,117,116	3,955,803	3,919,401	3,800,476
Rate		0.17%	0.17	0.18	0.18	0.19

Money market accounts	$	7,095,778	7,062,517	6,893,563	6,466,610	6,210,704
Rate		0.32%	0.35	0.36	0.35	0.32

Savings deposits	$	722,172	692,536	685,813	675,260	649,597
Rate		0.07%	0.06	0.06	0.06	0.05

Time deposits under $100,000	$	1,279,811	1,307,601	1,338,994	1,351,299	1,324,513
Rate		0.65%	0.65	0.66	0.68	0.61

Time deposits over $100,000	$	2,006,302	2,033,193	2,086,851	2,061,434	1,926,380
Rate		0.89%	0.88	0.88	0.88	0.80

Non maturing brokered deposits	$	315,006	297,925	221,817	185,909	181,754
Rate		0.48%	0.31	0.31	0.31	0.30

Brokered time deposits	$	780,232	887,168	1,135,346	1,370,022	1,413,068
Rate		0.83%	0.76	0.71	0.67	0.63

Total interest bearing deposits	$	16,398,039	16,398,056	16,318,187	16,029,935	15,506,492
Rate		0.39%	0.40	0.42	0.42	0.39

Federal funds purchased and securities sold under repurchase agreements	$	177,921	158,810	207,894	232,531	222,658
Rate		0.10%	0.08	0.09	0.08	0.08

Long-term debt	$	2,361,973	2,007,924	2,073,185	2,173,595	2,207,215
Rate		2.52%	2.63	2.46	2.39	2.41

Total interest bearing liabilities	$	18,937,933	18,564,790	18,599,266	18,436,061	17,936,365
Rate		0.66%	0.65	0.65	0.65	0.63

Non-interest bearing demand deposits	$	6,812,223	6,846,200	6,541,832	6,436,167	6,108,558

Effective cost of funds		0.46%	0.45	0.46	0.46	0.45

Net interest margin		3.27%	3.18	3.14	3.15	3.28

Taxable equivalent adjustment	$	305	311	315	330	349

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and losses.
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the consolidated balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

		March 31, 2016
Loan Type		Total Loans	Loans as a% of Total Loans Outstanding		Total Non-performing Loans		Non-performing Loans as a% of Total Nonperforming Loans
Multi-Family	$	1,528,949	6.7%	$	223	$	0.1%
Hotels		718,640	3.2		369		0.2
Office Buildings		1,557,608	6.8		2,590		1.5
Shopping Centers		963,520	4.2		-		0.0
Commercial Development		88,251	0.4		7,919		4.4
Warehouses		568,662	2.5		1,150		0.6
Other Investment Property		561,614	2.5		11,498		6.5

Total Investment Properties		5,987,244	26.3		23,749		13.3
1-4 Family Construction		189,395	0.8		430		0.2
1-4 Family Investment Mortgage		783,256	3.4		7,255		4.1
Residential Development		161,941	0.7		9,673		5.4

Total 1-4 Family Properties		1,134,592	5.0		17,358		9.7
Land Acquisition		469,882	2.0		14,416		8.1

Total Commercial Real Estate		7,591,718	33.4		55,523		31.1

Commercial, Financial, and Agricultural		6,559,171	28.7		63,312		35.5
Owner-Occupied		4,272,218	18.8		18,582		10.5

Total Commercial & Industrial		10,831,389	47.6		81,894		46.0

Home Equity Lines		1,669,406	7.3		16,432		9.2
Consumer Mortgages		1,970,193	8.7		21,756		12.2
Credit Cards		232,554	1.1		-		-
Other Retail Loans		492,274	2.2		2,562		1.4

Total Retail		4,364,427	19.2		40,750		22.9

Unearned Income		(29,331)	(0.1)		-		nm

Total	$	22,758,203	100.0%	$	178,167		100.0%

LOANS OUTSTANDING BY TYPE COMPARISON (Unaudited) (Dollars in thousands)

Loan Type		Total Loans March 31, 2016	December 31, 2015		1Q16 vs. 4Q15 % change (1)		March 31, 2015	1Q16 vs. 1Q15 % change
Multi-Family	$	1,528,949	1,391,453		39.7%	$	1,227,286	24.6%
Hotels		718,640	703,825		8.5		634,894	13.2
Office Buildings		1,557,608	1,495,247		16.8		1,287,048	21.0
Shopping Centers		963,520	956,394		3.0		876,667	9.9
Commercial Development		88,251	92,809		(19.8)		123,679	(28.6)
Warehouses		568,662	563,217		3.9		531,234	7.0
Other Investment Property		561,614	548,686		9.5		536,086	4.8

Total Investment Properties		5,987,244	5,751,631		16.5		5,216,894	14.8
1-4 Family Construction		189,395	168,243		50.6		148,248	27.8
1-4 Family Investment Mortgage		783,256	786,797		(1.8)		793,672	(1.3)
Residential Development		161,941	154,814		18.5		169,696	(4.6)

Total 1-4 Family Properties		1,134,592	1,109,854		9.0		1,111,616	2.1
Land Acquisition		469,882	513,981		(34.5)		569,649	(17.5)

Total Commercial Real Estate		7,591,718	7,375,466		11.8		6,898,159	10.1

Commercial, Financial, and Agricultural		6,559,171	6,472,482		5.4		6,175,460	6.2
Owner-Occupied		4,272,218	4,318,950		(4.4)		4,141,229	3.2

Total Commercial & Industrial		10,831,389	10,791,432		1.5		10,316,689	5.0

Home Equity Lines		1,669,406	1,689,914		(4.9)		1,672,038	(0.2)
Consumer Mortgages		1,970,193	1,938,683		6.5		1,702,388	15.7
Credit Cards		232,554	240,851		(13.9)		242,257	(4.0)
Other Retail Loans		492,274	423,318		65.5		304,050	61.9

Total Retail		4,364,427	4,292,766		6.7		3,920,733	11.3

Unearned Income		(29,331)	(30,099)		(10.3)		(29,368)	(0.1)

Total	$	22,758,203	22,429,565		5.9%		$21,106,213	7.8%

(1) Percentage change is annualized.

Synovus

  CREDIT QUALITY DATA

  (Unaudited)

(Dollars in thousands)	2016	2015				1st Quarter
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	‘16 vs. ‘15 Change
Non-performing Loans	$178,167	168,370	157,640	173,638	194,232	(8.3)%
Other Loans Held for Sale (1)	-	-	-	-	1,082	(100.0)
Other Real Estate	38,462	47,030	64,346	66,449	74,791	(48.6)

Non-performing Assets	216,629	215,400	221,986	240,087	270,105	(19.8)

Allowance for loan losses	254,516	252,496	250,900	254,702	253,371	0.5

Net Charge-Offs - Quarter	7,357	3,425	6,758	5,306	12,343	(40.4)
Net Charge-Offs / Average Loans - Quarter (2)	0.13%	0.06	0.12	0.10	0.23

Non-performing Loans / Loans	0.78	0.75	0.72	0.81	0.92
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	0.95	0.96	1.01	1.11	1.28
Allowance / Loans	1.12	1.13	1.15	1.18	1.20

Allowance / Non-performing Loans	142.85	149.96	159.16	146.69	130.45
Allowance / Non-performing Loans (3)	173.64	189.47	205.90	202.08	197.55

Past Due Loans over 90 days and Still Accruing	$3,214	2,621	2,998	4,832	5,025	(36.0)%
As a Percentage of Loans Outstanding	0.01%	0.01	0.01	0.02	0.02

Total Past Due Loans and Still Accruing	$63,852	47,912	39,350	50,860	57,443	11.2
As a Percentage of Loans Outstanding	0.28%	0.21	0.18	0.24	0.27

Accruing Troubled Debt Restructurings (TDRs)	$209,159	223,873	240,370	268,542	313,362	(33.3)

(1) Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.
(2) Ratio is annualized.
(3) Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	March 31, 2016	December 31, 2015	March 31, 2015
Tier 1 Capital	$2,609,191	2,660,016	2,592,618
Total Risk-Based Capital	3,183,901	3,255,758	3,037,528
Common Equity Tier 1 Ratio (transitional)	10.05%	10.37	10.80
Common Equity Tier 1 Ratio (fully phased-in)	9.47	9.77	10.14
Tier 1 Capital Ratio	10.05	10.37	10.80
Total Risk-Based Capital Ratio	12.26	12.70	12.65
Tier 1 Leverage Ratio	9.15	9.43	9.66
Common Equity as a Percentage of Total Assets (2)	9.69	9.98	10.51
Tangible Common Equity as a Percentage of Tangible Assets (3)	9.62	9.90	10.43
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	10.79	11.11	11.99
Book Value Per Common Share (4)	22.47	22.19	21.69
Tangible Book Value Per Common Share (3)	22.27	21.99	21.50
(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders’ Equity less Preferred Stock.

(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.

(4) Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.